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                                                                      EXHIBIT 10



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our report dated February 10, 1999, as to the American General Life Insurance Company Separate Account A, and dated February 16, 1999, as to American General Life Insurance Company, in Post-Effective Amendment No. 8 to the Registration Statement (Form N-4 No. 33-44745 and 811-
1491) of American General Life Insurance Company Separate Account A.



                                      /S/ ERNST & YOUNG LLP
                                      ---------------------


Houston, Texas
April 6, 1999